As filed with the Securities and Exchange    1933 Act Registration No. 333-20473
Commission on April 2, 1997                  1940 Act Registration No. 811-08029


________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]
   Pre-Effective Amendment No. 1                                        [X]
   Post-Effective Amendment No. ____                                    [ ]



                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
   Amendment No. 1                                                      [X]



                        (Check appropriate box or boxes)
                         _____________________________

                              GRANUM SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)


              126 East 56th Street, New York, NY        10022
              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 407-3400

                                Jonas B. Siegel
                              126 East 56th Street
                               New York, NY 10022
                    (Name and Address of Agent for Service)

                                    Copy to:
                           Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                               New York, NY 10022

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
                         _____________________________

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares of beneficial interest.
                         _____________________________

Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   FORM N-1A

                              GRANUM SERIES TRUST

                             CROSS REFERENCE SHEET

                           (as required by Rule 495)



  PART A
ITEM NUMBER                                               LOCATION IN PROSPECTUS
-----------                                               ----------------------
    1.       Cover Page.................................  Cover Page

    2.       Synopsis...................................  Prospectus Summary;
                                                          Summary of Expenses

    3.       Condensed Financial Information............  Summary of Expenses;
                                                          Comparative
                                                          Performance
                                                          Information; Fund
                                                          Expenses

    4.       General Description of Registrant..........  Front Cover Page;
                                                          Investment Objective
                                                          and Policies;
                                                          Investment
                                                          Instruments and
                                                          Practices; General
                                                          Information

    5.       Management of Fund.........................  Front Cover Page;
                                                          Prospectus Summary;
                                                          Management of the
                                                          Fund; Back Cover Page

    5A.      Management's Discussion of Fund Performance  Not Applicable

    6.       Capital Stock and Other Securities.........  Front Cover Page;
                                                          Dividends,
                                                          Distributions and
                                                          Taxes; General
                                                          Information

    7.       Purchase of Securities Being Offered.......  How to Buy Shares

    8.       Redemption or Repurchase...................  How to Redeem Shares

    9.       Pending Legal Proceedings..................  Not Applicable

                                                          LOCATION IN STATEMENT
  PART B                                                  OF ADDITIONAL
ITEM NUMBER                                               INFORMATION
-----------                                               ----------------------

    10.      Cover Page.................................  Cover Page

    11.      Table of Contents..........................  Table of Contents

    12.      General Information and History............  Not Applicable
                                                          (Registrant is a
                                                          newly-formed entity.)

    13.      Investment Objectives and Policies.........  Investment Policies
                                                          and Practices;
                                                          Derivative
                                                          Investments;
                                                          Investment
                                                          Restrictions

  PART B                                              LOCATION IN STATEMENT OF
ITEM NUMBER                                           ADDITIONAL INFORMATION
-----------                                           ------------------------------
    14.      Management of the Fund.................  Trustees and Officers;
                                                      Investment Advisory
                                                      Agreement; Back Cover Page

    15.      Control Persons and Principal Holders
             of Securities..........................  General Information

    16.      Investment Advisory and Other Services.  Investment Advisory
                                                      Agreement; Distributor;
                                                      Distribution Plan

    17.      Brokerage Allocation and Other Services  Portfolio Transactions and
                                                      Brokerage

    18.      Capital Stock and Other Securities.....  Dividends, Distributions and
                                                      Taxes; General Information

    19.      Purchase, Redemption and Pricing of      How to Redeem Shares;
             Securities Being Offered...............  Determination of Net Asset
                                                      Value

    20.      Tax Status.............................  Dividends, Distributions and
                                                      Taxes

    21.      Underwriters...........................  Distributor; Distribution Plan

    22.      Calculation of Performance Data........  Performance Information

    23.      Financial Statements...................  Financial Statements

PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

GRANUM VALUE FUND

126 EAST 56TH STREET

TWENTY-FIFTH FLOOR
NEW YORK, NEW YORK 10022
                                                                      PROSPECTUS
                                                         DATED ___________, 1997


     Granum Value Fund (the "Fund") is a series of Granum Series Trust (the "Trust"), a non-diversified, open-end management investment company (commonly known as a mutual fund). The investment objective of the Fund is to seek capital appreciation. The Fund pursues this objective by investing its assets principally in equity securities, including common and preferred stocks, and other securities, such as warrants and stock options, having equity characteristics. In managing the Fund's portfolio, the investment adviser of the Fund attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities when such securities, in the judgment of the investment adviser, provide attractive opportunities for capital appreciation. See "INVESTMENT OBJECTIVE AND POLICIES." As part of its investment program, the Fund may use certain derivative investments which involve certain risks. See "DERIVATIVE INVESTMENTS." The Fund's investment policies and practices involve certain risks and there can be no assurance that the Fund will achieve its investment objective. See "RISK CONSIDERATIONS."


     Granum Capital Management, L.L.C. serves as the Fund's investment adviser (the "Investment Adviser"). Firstar Trust Company (the "Administrator") provides administrative services to the Fund.

     Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company (the "Distributor") and by selected securities dealers. The minimum initial investment in the Fund is $5,000. Subsequent investments may be made in any amount of $1,000 or more. See "HOW TO BUY SHARES."
                        _______________________________

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read carefully and retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated ____________, 1997, which, as amended or supplemented from time to time, is incorporated into this Prospectus by this reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by writing to the Transfer Agent or by calling 1-888-5-GRANUM (547-2686).
                       _________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

THE FUND Granum Value Fund (the "Fund") is a series of Granum Series Trust (the "Trust"), a non-diversified, open-end management investment company (commonly known as a mutual fund).


INVESTMENT         The investment objective of the Fund is to seek
OBJECTIVE AND      capital appreciation.  The Fund pursues this objective by
POLICIES           investing its assets principally in equity securities,
                   including common and preferred stocks, and other securities, such as warrants and stock options, having equity characteristics. In managing the Fund's portfolio, the investment adviser of the Fund attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities when such securities, in the judgment of the investment adviser, provide attractive opportunities capital appreciation. See
                   "INVESTMENT OBJECTIVE AND POLICIES." As part of its investment program, the Fund may use certain derivative investments which involve certain risks. See "DERIVATIVE
                   INVESTMENTS."



INVESTMENT         Subject to the overall supervision of the Board of Trustees
ADVISER            of the Trust, Granum Capital Management, L.L.C. (the
                   "Investment Adviser") is responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies. The Investment
                   Adviser formulates a continuing investment strategy for the Fund and makes all decisions regarding investments to be purchased or sold for the Fund. In consideration of the services provided by the Investment Adviser, the Fund pays the Investment Adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"), which rate is adjusted monthly, as described below (the "Monthly Performance
                   Adjustment"), depending on the investment performance of the Fund relative to the investment performance of the Standard & Poor's Composite Index of 500 Stocks
                   (the "S&P 500 Index). The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Investment Adviser (the "Total Advisory Fee") by up to 0.75% annually of the value of the Fund's annually net assets. See "MANAGEMENT OF THE FUND - Investment
                   Adviser."

ADMINISTRATOR      The Trust has retained Firstar Trust Company (the
                   "Administrator") to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. The Fund pays the Administrator monthly fees for these services and reimburses the Administrator for certain out-of-pocket expenses.
                   See "MANAGEMENT OF THE FUND - Administrator."



FUND EXPENSES      In addition to the fees paid to the Investment Adviser and the Administrator, the Fund pays all of its expenses other than those expressly assumed by the Investment Adviser or the Distributor. The Fund also makes payments to the Distributor for distribution and shareholder services provided by the Distributor and selected securities dealers.


                   The Investment Adviser has voluntarily agreed to absorb all ordinary operating expenses of the Fund, other than the fee payable to the Investment Adviser and amounts payable by the Fund pursuant to the Distribution Plan (see "Distribution Plan," below) during the first year of the Fund's operations or, if sooner, until such time as the daily total net assets of the Fund average $20 million or more for a period of 30 days. See "FUND EXPENSES."


DIVIDENDS,         The Fund intends to pay dividends and to make distributions
DISTRIBUTIONS      of long-term capital grains at least annually. Unless
AND TAXES          requested otherwise by a shareholder, dividends and capital gains distributions are automatically reinvested in additional shares of the Fund.


                   The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income taxes to the extent that it distributes its net income to shareholders.


                   Shareholders will have to pay any applicable federal income taxes on the dividends and distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and distributions will also be subject to applicable state and local taxes.

HOW TO BUY SHARES  Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company (the "Distributor") and by selected securities dealers. The minimum initial investment in the Fund is $5,000. Subsequent investments may be made in any amount of $1,000 or more. See "HOW TO BUY SHARES."

HOW TO REDEEM      Shares of the Fund may be redeemed at any time at their
SHARES             current net asset value per share next computed after
                   receipt of a redemption request in proper form. No charges are imposed in connection with redemptions of shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value. See "HOW TO REDEEM SHARES."


DISTRIBUTION PLAN  Under a distribution plan and a related agreement adopted and entered into by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), the Fund makes payments to the Distributor in consideration of the services it provides in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributor and securities dealers to shareholders of the Fund ("Shareholder Services"). As compensation for Distribution Services, the Fund makes monthly payments to the Distributor which are computed at the annual rate of 0.50% of the Fund's average net assets. From such compensation, the Distributor makes payments to securities dealers that have sold shares of the Fund to their customers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributor which are computed at the annual rate of 0.25% of the Fund's average net assets. All payments to securities dealers by the Distributor are made in arrears commencing six months after the commencement of the Fund's operations and thereafter on a quarterly basis. See "DISTRIBUTION PLAN."

RISK               The Fund's investment policies involve certain risks, and
CONSIDERATIONS     there can be no assurance that the Fund's investment
                   objective will be achieved.  See "RISK CONSIDERATIONS."
                   Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders. A significant portion of the Fund's assets may, from time to time, be invested in the securities of companies having smaller market capitalization, which involve greater investment risks than securities of larger, well established companies. The Fund's use of derivative investments and limited diversification may be considered speculative practices and may also result in losses to the Fund. Investments in illiquid securities by the Fund will also involve certain risks. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of securities, such as derivatives, also are affected by particular risks as described herein. See "INVESTMENT INSTRUMENTS AND PRACTICES
                   - Foreign Securities" and "DERIVATIVE INVESTMENTS." The compensation that may be payable by the Fund to the Investment Adviser is higher than the compensation paid by most other mutual funds with investment objectives similar to the investment objective of the Fund. See "MANAGEMENT OF
                   THE FUND - Investment Adviser."

            SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:

 Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                         NONE
 Maximum Sales Load Imposed on Reinvestment of Dividends      NONE
 Maximum Deferred Sales Load                                  NONE
 Redemption Fees                                              NONE

ANNUAL FUND OPERATING EXPENSES:

 (as a percentage of average net assets before expense reimbursement)



 Management Fee                                              1.25%*
 Rule 12b-1 Expenses**
        Distribution Fee         0.50%
        Shareholder Services Fee 0.25%                       0.75%
 Estimated Other Expenses                                    1.0%
                                                             ----
 Estimated Total Fund Operating Expenses                     3.0%


--------------

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly as shareholders of the Fund. The amounts set forth under "Estimated Other Expenses," as well as the amounts in the Example below, are based upon estimates of expenses for the current fiscal year, but do not reflect reimbursement of Fund expenses by the Investment Adviser. In this regard, the Investment Adviser has voluntarily agreed to absorb all ordinary operating expenses of the Fund, other than the Management Fee and Rule 12b-1 Expenses, for the first year of the Fund's operations or until such time as the daily total net assets of the Fund average $20 million or more for a period of 30 days, if sooner. See "FUND EXPENSES." Giving effect to this undertaking by the Investment Adviser, and assuming that net assets of the Fund do not reach $20 million for 30 days during the current fiscal year, Estimated Other Expenses would be 0% of the Fund's average net assets and Estimated Total Operating Expenses would range from 2.75% to 1.25% of the Fund's average net assets, depending on the investment performance of the Fund. Without such


--------------

* The fee paid by the Fund to the Investment Adviser is computed at the annual rate of 1.25% of the average net assets of the Fund and is subject to increase or decrease by as much as 0.75% based upon the investment performance of the Fund in relation to the percentage change in the Standard & Poor's Composite Index of 500 Stocks. See "MANAGEMENT OF THE FUND - Investment Adviser."

** As a result of Rule 12b-1 expenses paid by the Fund pursuant to its distribution plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. See "DISTRIBUTION PLAN."

expense absorption Estimated Total Operating Expenses would range from 3.75% to 2.25% of the Fund's average net assets, depending on the investment performance of the Fund.



EXAMPLE:                                                           1       3
                                                                YEAR   YEARS
                                                                ----   -----
You would pay the  following expenses on a $1,000
investment, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:                $ 30    $ 93




     The above Example is based upon estimated Total Operating Expenses as set forth in the Table above, which do not reflect the Investment Adviser's agreement to absorb certain expenses of the Fund. The Example also assumes that the Fund's hypothetical investment performance of 5% annually for the relevant periods was the same as the percentage changes in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") throughout such periods. If the percentage change in the S&P 500 Index was a 2.5% annual return for those periods as compared to 5% for the Fund, the expenses on a $1,000 investment for the one and three year periods would be $34 and $104, respectively. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ANNUAL RETURN MAY BE GREATER OR LESS THAN THE ANNUAL RETURN ASSUMED IN THE EXAMPLE.


     For a more complete description of fees and expenses, see "DISTRIBUTION PLAN," "FUND EXPENSES" and "MANAGEMENT OF THE FUND - Investment Adviser."

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek capital appreciation.
The Fund pursues this objective by investing its assets principally in equity securities, including common and preferred stocks, and other securities, such as warrants and stock options, having equity characteristics. In managing the Fund's portfolio, the Investment Adviser attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities, when such securities, in the judgment of the Investment Adviser, provide attractive opportunities for capital appreciation. As part of its investment program, the Fund may use certain derivative instruments which involve certain risks. See "DERIVATIVE INVESTMENTS."


     The Investment Adviser emphasizes the use of fundamental research, particularly balance sheet and return-on-equity analysis, in identifying companies that it believes to be undervalued, and focuses on those companies that have, or have the potential to develop, above-average earnings, sales or asset growth. In evaluating investments, the Investment Adviser also seeks to identify companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The Investment Adviser believes that these situations can serve as catalysts for capital appreciation in the equity securities of undervalued companies. The Fund's investments are made without regard to market capitalization. Thus, a significant portion of the Fund's assets may, from time to time, be invested in the securities of companies having smaller market capitalizations. See "INVESTMENT INSTRUMENTS AND PRACTICES - Smaller Companies." Current income is not a primary factor in the consideration of equity investments for the Fund.

     An essential element of the Investment Adviser's investment philosophy is the pursuit of superior returns in rising markets and of preservation of capital in declining markets. In implementing this philosophy, the Fund may use certain derivative investments (including options and warrants) to pursue profit opportunities or to hedge a portion of its portfolio against certain risks. See "DERIVATIVE INVESTMENTS." There is no requirement, however, that the Fund hedge its investment positions.

     Although the Fund invests principally in equity securities of U.S. companies, the Fund may also invest in the equity securities of foreign issuers and in U.S. and foreign fixed income securities. The Fund may invest up to 20% of the value of its total assets in the securities of foreign issuers. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Fixed Income Securities" and "- Foreign Securities." Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities, including for this purpose common stocks, preferred stocks and securities with equity characteristics such as convertible securities, warrants and options on stocks and stock indices. However, when the Investment Adviser believes that a defensive investment posture is warranted or for liquidity purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities, money market instruments and money market mutual funds, or may hold cash. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Temporary Investments."

     Because the Fund is a "non-diversified" investment company, with respect to 50% of the value of its total assets, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. However, as a matter of policy, the Fund does not invest more than 10% of the value of its total assets in the securities of any one issuer. If this percentage limitation is adhered to at the time of investment, the Fund will not be required to reduce a position if, as a result of a change in percentage resulting from a change in the values of the securities or in the total assets of the Fund, the position exceeds this percentage limitation. Under these policies, the Fund's portfolio may be subject to greater risk and volatility than the portfolio of a "diversified" investment company. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Limited Diversification."

     THE FUND'S INVESTMENT POLICIES INVOLVE CERTAIN RISKS, AND THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE FUND'S USE OF DERIVATIVE INVESTMENTS AND LIMITED
DIVERSIFICATION MAY BE CONSIDERED SPECULATIVE PRACTICES AND MAY RESULT IN LOSSES TO THE FUND.

                      INVESTMENT INSTRUMENTS AND PRACTICES

     The Fund may utilize a variety of investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

     Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders. The Fund's use of derivative investments should also be considered. See "DERIVATIVE INVESTMENTS."

     EQUITY SECURITIES

     The Fund's investments in equity securities may include investments in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

     SMALLER COMPANIES

     The Fund may invest in the securities of issuers having smaller market capitalizations than the issuers in which many other investment companies invest. The investment risks associated with securities of smaller companies are generally greater than those associated with the securities of larger, well-established companies. Smaller companies often are of more recent formation than other companies and may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of such securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

     FIXED INCOME SECURITIES

     To a limited extent, the Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. The Fund may invest in these fixed income securities to pursue the Fund's investment objective when they offer, in the judgment of the Investment Adviser, greater potential for capital appreciation on a risk adjusted basis than alternative equity investments. The Fund may also invest in these securities for temporary defensive purposes and to maintain liquidity. See "INVESTMENT INSTRUMENTS AND PRACTICES AND RELATED RISK FACTORS -

Temporary Investments." Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). There are no restrictions as to the maximum maturities of the fixed income securities in which the Fund may invest. Securities having longer maturities involve greater risk of fluctuations in value resulting from changes in interest rates.


The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are those securities that have received a rating from Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not so have been determined by the Investment Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from S&P or Moody's of below investment grade or that have been given no rating and have been determined by the Investment Adviser to be of comparable quality to such lower rated securities. These lower grade securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. For these reasons, the Fund will not invest more than 20% of the value of its total assets in non-convertible fixed income securities which are not of investment grade.



     The Fund will not purchase any debt security rated below CCC by S&P or Caa by Moody's (or any unrated debt security determined to be of comparable quality by the Investment Adviser). If the rating of any debt security held by the Fund is downgraded below such minimum ratings (or if the Investment Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Fund sell such security. The determination of whether to sell any such security will be made by the Investment Adviser, consistent with its best investment judgment.

     FOREIGN SECURITIES

     Although the Fund invests principally in equity securities of U.S. companies, the Fund is permitted to invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVE INVESTMENTS - Options on Foreign Currency."

     TEMPORARY INVESTMENTS


     For defensive purposes or to maintain liquidity, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Investment Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the Investment Company Act of 1940

(the "1940 Act"). The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

     Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Fund has adopted procedures designed to minimize certain of the risks of loss from repurchase agreement transactions.

     LIMITED DIVERSIFICATION

     As a "non-diversified" investment company, the Fund is not subject to the provisions of the 1940 Act that otherwise would limit the percentage of its assets that may be invested in the securities of a single issuer. However, the Fund will not invest more than 10% of the value of its total assets in the securities of any one issuer. If this percentage limitation is adhered to at the time of investment, the Fund will not be required to reduce a position if, as a result of a change in percentage resulting from a change in the values of the securities or in the total assets of the Fund, the position exceeds this percentage limitation.

     In addition, the Fund intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under these requirements, at the end of each quarter of the Fund's taxable year, at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer.

     Under the Fund's policies, a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector. The Fund's portfolio may therefore be more susceptible to any single economic, political or regulatory occurrence and may be more volatile than the portfolio securities of a "diversified" investment company. Therefore, an investment in the Fund involves greater risks than an investment in a "diversified" investment company.

     PORTFOLIO TURNOVER

     Although many of the Fund's investments may be held for the purpose of seeking capital appreciation over the long term, the Fund may also engage in short-term trading in seeking capital appreciation. Moreover, securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that these policies will cause the Fund's portfolio turnover rate to be higher than certain other investment companies, although the portfolio turnover rate is not anticipated to exceed 100%. A high portfolio turnover rate will result in higher brokerage costs to the Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary income tax rates. See "DIVIDENDS, DISTRIBUTIONS AND TAXES."

     SHORT SALES

     Although the Fund may not generally sell securities short, it may effect short sales "against-the-box." In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. The Fund may make a short sale against-the-box in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against-the-box.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation and no dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund's total assets. For this purpose, a position will be "covered" if the Fund's custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.


     ILLIQUID SECURITIES


     The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities which the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Trustees of the Trust, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Investment Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Investment Adviser or at prices approximating the value at which the Fund is carrying the securities.

     LENDING PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to brokers, dealers and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund's total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. By lending portfolio securities, the Fund will seek to earn a return on the investment of collateral. However, there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund's transaction costs.

     INVESTMENT RESTRICTIONS

     The Fund has adopted various restrictions on its investment practices. Except as may otherwise be noted, these restrictions may be changed by the Board of Trustees of the Trust. However, the Fund's investment objective and certain of its investment restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Certain of the Fund's investment restrictions are set forth in this Prospectus. Additional investment restrictions are described in the Statement of Additional Information under "INVESTMENT RESTRICTIONS." Under one such restriction, the Fund may borrow money from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund's total assets.

                             DERIVATIVE INVESTMENTS

     The Fund may use certain derivative instruments in connection with its investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). These instruments derive their performance, at least in part, from the performance of an underlying asset or index. While Derivatives will be used to pursue profit opportunities, and also for hedging purposes, the use of Derivatives can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the pricing of the Fund's portfolio. Derivatives may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in Derivatives could have a large potential positive or negative impact on the Fund's performance. If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in losses. Changes in the liquidity of the secondary markets on which the Fund's Derivatives may trade could result in significant, rapid and unpredictable changes in the prices of such Derivatives, which could also cause losses to the Fund.

     OPTIONS ON SECURITIES

     The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price.

     After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.


     The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers which may be utilized by the Fund include derivative instruments which are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments as described above are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.



     Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.


     OPTIONS ON SECURITIES INDICES

     The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

     Put and call options of stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option. A put option written on an index will be "covered" if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian or if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     OPTIONS ON FOREIGN CURRENCIES

     The Fund may write and purchase covered put and call options on foreign currencies, in amounts not exceeding 5% of the value of its total assets. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

     WARRANTS AND RIGHTS

     The Fund may purchase warrants and rights to purchase securities.
Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and such securities cease to have value if they are not exercised prior to their expiration dates.

                              RISK CONSIDERATIONS

     The Fund's total return and net asset value will fluctuate, and such fluctuations could be substantial. The Fund is subject to the risk that the Investment Adviser's investment selections will cause the Fund to fail to achieve its investment objective or to underperform the stock market as a whole. The Fund is also subject to objective risk, which is the possibility that returns from the value stocks in which the Fund invests will trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative under-performance and out-performance in comparison to common stocks in general. These periods have, in the past, lasted for as long as several years. Because the Fund may invest a significant portion of its assets in the securities of companies having smaller market capitalization, the Fund's portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. In addition, the Fund's use of derivative investments and limited diversification may be considered speculative practices and may result in losses to the Fund. Investments in non-investment grade debt securities, foreign securities and illiquid securities by the Fund will also involve certain risks as described above.

     The Fund and the Investment Adviser are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Fund. The principal members of the Investment Adviser, however, together have substantial experience in managing private investment partnerships that have investment objectives that are similar to the Fund's investment objective. See "MANAGEMENT" and "COMPARATIVE PERFORMANCE INFORMATION."

     The compensation that may be payable by the Fund to the Investment Adviser is higher than the compensation paid by most other mutual funds with investment objectives similar to the investment objective of the Fund. See "MANAGEMENT OF THE FUND - Investment Adviser."

                      COMPARATIVE PERFORMANCE INFORMATION


     The personnel of the Investment Adviser who are responsible for managing the Fund's investments are the same individuals who, acting directly or through an affiliate of the Investment Adviser, are solely responsible for providing investment advice to two investment funds that are not registered under the 1940 Act (the "Other Funds"). See "MANAGEMENT OF THE FUND - Investment Adviser." The investment objectives, policies and strategies of the Other Funds are substantially similar to those used in managing the Fund.
Unlike the Other Funds, the Fund does not borrow money from banks or brokers to purchase investments and does not effect short sales of securities (other than short sales "against-the-box"). However, the use of certain derivative transactions and other permitted investment techniques should permit the Fund to achieve investment exposures similar to those that can be obtained through the use of borrowings and short sales.



     The composite investment performance of the Other Funds (which does not represent the investment performance of the Fund) is set forth below. This information is provided solely to illustrate the historical performance achieved by the personnel of the Investment Adviser in managing investment funds having the same investment objective as the Fund as compared to investment return of a broad based market index. It is important to recognize that the fees and expenses of the Other Funds and those of the Fund differ.
The investment performance of the Fund will therefore differ from the performance of the Other Funds. In addition, the past performance of the Other Funds should not be viewed as indicative of the Fund's future investment performance. Unlike the Fund, the Other Funds are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, might have adversely affected the past performance of the Other Funds. The following data should be read in conjunction with the accompanying notes. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.






                    COMPOSITE OF OTHER      COMPOSITE OF OTHER        S&P
                      FUNDS BASED ON        FUNDS BASED ON THE        500          AGGREGATE
       YEAR           ACTUAL FEES(1)          FUND'S FEES(2)         INDEX(3)     NET ASSETS(4)
------------------  --------------------  --------------------  --------------  -----------
      1990(5)            2.4%                  2.1%                2.5%            26
      1991              49.4%                 60.0%               30.4%            47
      1992              16.6%                 19.1%                7.6%            82
      1993               8.5%                  9.7%               10.1%           146
      1994             -15.1%                -15.4%                0.7%           128
      1995              49.7%                 56.0%               37.6%           215
      1996              36.8%                 43.9%               23.0%           340
Cumulative Return(6)     237%                  305%                170%
   1990 - 1996


     NOTES


      1.   The above returns of the Other Funds are net of all fees
           (including a 1% management fee) and expenses and 20% incentive allocations to the advisers of the Other Funds. The returns are based upon the results an investor would have achieved on an investment made at the commencement of each fund's operations. This information is based upon audited financial statements for each period. The Other Funds commenced operations on March 5, 1990 and August 16, 1993, respectively.



      2. The rates of return of the Other Funds have been modified to reflect the investment performance of the Other Funds assuming the fees and estimated expenses of the Fund. This presentation of the modified rates of return of the Other Funds should not be viewed as indicative of the Fund's future investment performance.


      3.   The S&P 500 Index is the Standard & Poor's Composite Index of
           500 Stocks and is provided for comparison purposes. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for the brokerage commissions or other fees required to invest in those stocks. The Other Funds do not restrict their investments solely to securities included in the S&P 500 Index.

      4.   As of the end of the period, in millions.

      5. Returns for 1990 are for the period March 5, 1990 (date of inception) through December 31, 1990.

      6. Cumulative return is calculated by using a compounded, time-weighted return.

                             MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Fund. The Trust's officers, who are all members, partners, officers or employees of the Investment Adviser, the Administrator or their affiliates, are responsible for the daily management and administration of the Fund's operations.

     INVESTMENT ADVISER

     The Investment Adviser, Granum Capital Management, L.L.C., 126 East 56th Street, 25th Floor, New York, New York 10022, an investment adviser registered under the Investment Advisers Act of 1940, is controlled by Lewis M. Eisenberg and Walter F. Harrison III, who serve as its managing members. Subject to the overall supervision of the Board of Trustees, the Investment Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies. The Investment Adviser formulates a continuing investment strategy for the Fund and makes all decisions regarding investments to be purchased or sold for the Fund. An investment committee (the "Investment Committee") comprised of Messrs. Eisenberg and Harrison and Paul Matten is primarily responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies.


     LEWIS M. EISENBERG graduated from Dartmouth College in 1964 and received an M.B.A. from Cornell University in 1966. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1966 to 1989, Mr. Eisenberg was associated with Goldman, Sachs & Co. ("Goldman, Sachs"). While at Goldman Sachs, Mr. Eisenberg became a general partner of the firm, was co-head of the Equities Division and served on the Sales, Trading and Research Policy Committee, the Budget Committee and the International Equity Policy Committee, among others.



     WALTER F. HARRISON, III graduated from Dartmouth College in 1966 and received an M.B.A. in 1969 from the Amos Tuck School of Business Administration. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1971 to 1980, Mr. Harrison was associated with A.W. Jones & Associates and A.W. Jones Co., two investment limited partnerships (collectively, "A.W. Jones"). During his tenure with A.W. Jones, Mr. Harrison became a managing general partner and was a member of the Policy Committee, set guidelines for equity exposure, and performed extensive work on equities valuation techniques. From 1980 to 1983, Mr. Harrison was senior vice president and a principal of Brokaw Capital Management Co., Inc., and from 1983 to 1989, Mr. Harrison was associated with Siebel Capital Management.



     PAUL MATTEN graduated from Princeton University in 1984 and received an M.B.A. and a J.D. in 1991 and an M.A. in 1995 from Harvard University.
He has served as a Vice President of the investment adviser of one of the Other Funds since January 2, 1996. He served as a financial analyst with that investment adviser from 1992 until 1995, when he took a leave of absence to complete his studies at Harvard University. From 1984 to 1987, Mr. Matten was associated with Merrill Lynch Capital Markets, an investment banking firm, as an analyst. From 1987 to 1991, Mr. Matten earned two graduate-level degrees at Harvard University.



Although the Investment Adviser is a newly formed company which has not previously served as the investment adviser of a registered investment company, the advisory personnel of the investment adviser are all persons who are limited partners or employees of the investment adviser to one of the Other Funds, which commenced operations in 1990 and is under common control with the Investment Adviser. In their capacities with such adviser or as general partners, these persons have provided investment advisory services to clients, including the Other Funds, and currently manage investment portfolios with assets in excess of $340 million.




     The Fund pays the Investment Adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"), which rate is increased or decreased monthly (the "Monthly Performance Adjustment") depending on the investment performance of the Fund (including dividends and other distributions) relative to the investment performance of the S&P 500
Index (including dividends and any cash distributions paid by companies included in the index). The Monthly Performance Adjustment will be 15% of the difference between the percentage investment performance of the Fund and the percentage investment performance of the S&P 500 Index, each measured over the preceding 12 calendar months (or since commencement of operations if the Fund has not completed 12 full calendar months of operations), but may not be more than +0.75% or -0.75%. This adjustment, which will become applicable only after the Fund has completed three full calendar months of operations, will result in monthly compensation computed at annual rates ranging from 0.50% to 2.00% of the Fund's net assets. For example, if the investment performance of the Fund is 12% and the investment performance of the index is 10% for the measurement period, the Basic Fee will be adjusted upward by 0.30% to 1.55%. Conversely, if the performance of the Fund is 10% and the performance of the index is 12% for the measurement period, the Basic Fee will be adjusted downward by 0.30% to 0.95%. Prior to the completion of 12 full calendar months of operations, the short-term investment performance of the Fund relative to the performance of the index will have a greater impact on the total monthly advisory compensation than would be the case if a measurement period of 12 full calendar months wereused to compute the Monthly Performance Adjustment.


     The investment advisory fees payable by the Fund may be higher than the fees paid by most other mutual funds with investment objectives similar in the investment objective of the Fund.

     ADMINISTRATOR



     The Trust has retained Firstar Trust Company (the "Administrator"), 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. See "MANAGEMENT OF THE FUND - Administrator." The Fund pays the Administrator a monthly fee for administrative services which is calculated at the following annual rates:
0.06% of the first $240 million of the Fund's average net assets (subject to a minimum annual fee of $30,000); 0.05% of the next $300 million of the Fund's average net assets; and 0.03% of the remaining value of the Fund's average net assets. The Trust reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Trust Company a monthly fee for accounting services of $22,000 on the first $40 million of the assets, and 0.01% annually on the next $200 million of such assets; and 0.005% of any remaining assets, determined as of the end of the month; plus certain expenses.


                                 FUND EXPENSES


     The Fund pays all of its expenses other than those expressly assumed by the Investment Adviser or the Distributor. Expenses of the Fund are deducted from the Fund's total income before dividends are paid. The Fund's expenses include, but are not limited to, the following: fees paid to the Investment Adviser and the Administrator; payments pursuant to the Fund's distribution plan (see "DISTRIBUTION PLAN"); fees of the Fund's independent accountants, custodian and transfer agent and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees of the Trust and meetings of the Fund's shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the Investment Adviser, the Distributor or the Administrator; and any extraordinary expenses.




     The Investment Adviser has voluntarily agreed to absorb all ordinary operating expenses of the Fund, other than the fee payable to the Investment Adviser and amounts payable by the Fund pursuant to the Fund's distribution plan during the first year of the Fund's operations or, if sooner, until such time as the daily total net assets of the Fund average $20 million or more for a period of 30 days.



     The Investment Adviser has borne certain organizational costs which are subject to reimbursement by the Fund. These expenses have been deferred by the Fund and will be amortized and reimbursed to the Investment Adviser over a sixty month period from the commencement of Fund operations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS


     The Fund intends to pay dividends at least annually consisting of substantially all of its net investment income (i.e., the income it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses). Unless requested otherwise by a shareholder, dividends are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the day after the dividend payment record date.


     CAPITAL GAINS DISTRIBUTIONS

     The Fund will realize capital gains or losses when it sells investments at prices that are higher or lower than the prices paid by the Fund to purchase the investments. Long-term capital gains, if any, will be distributed to shareholders at least once annually. An additional distribution will be paid if required for the Fund to avoid imposition of a federal income or excise tax on undistributed capital gains. Capital gains distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the day after the record date, unless otherwise requested by the shareholder.

     TAXES


     The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income taxes to the extent that it distributes its net income to shareholders as required by the Code. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner which will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a "regulated investment company," it would be subject to federal corporate income tax on its taxable income.



     Shareholders that are subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of dividends eligible for the dividends received deduction available for corporations.

     Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes.


     Dividends received from net investment income, together with distributions from net realized short-term gain and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a treaty. Distributions from net realized long-term gains paid by the Fund to a foreign investor as well as proceeds of any redemption from a foreign investor's account may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.




     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term gains and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify either that the Taxpayer Identification Number ("TIN") furnished to the Fund is correct or that such shareholder has not received notice from the Internal Revenue Service (the "IRS") of being subject to backup withholding. Furthermore the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend or interest on a federal tax return.



     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.



     The foregoing discussion regarding Federal taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local and foreign tax consequences of such an investment.



                               HOW TO BUY SHARES

     Shares of the Fund are available for purchase by investors through the Distributor and from selected securities dealers which have entered in dealer agreements with the Distributor. All purchases of shares are effected at the net asset value per share of the Fund next computed after the receipt of a purchase order and payment for the shares being purchased. See "Share Price," below. No sales charge is imposed in connection with the purchase of shares. However, the Distributor and securities dealers that sell shares of the Fund receive compensation for their services which is paid by the Fund. See "DISTRIBUTION PLAN." Stock certificates will not be issued. Instead, the Transfer Agent maintains an account for each shareholder reflecting full
                                     - 24 -
and fraction shares of the Fund owned, and sends shareholders confirmations of each transaction and quarterly statements showing account balances. The Fund reserves the right to reject any order to purchase shares.


     The minimum initial investment in the Fund by an investor is $5,000.
If an investor has invested at least $5,000 in the Fund directly or indirectly through another account (including, among other things, a 401(k) retirement account), there is no minimum initial investment if such investor desires to invest through additional accounts, and there is no minimum investment with respect to any Fund account opened by the spouse of such investor. Subsequent investments may be made in any amount of $1,000 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time.


     Shares of the Fund may be purchased by check or federal funds wire using the procedures described below.


     Effective upon obtraining all necessary regulatory approvals, a newly formed affiliate of the Investment Adviser, Granum Securities, L.L.C. will become a distributor of shares of the Fund.



     PURCHASE BY MAIL

     Checks to purchase shares of the Fund must be drawn on a U.S. bank and made payable to "Granum Value Fund." Checks should be sent, together with a completed Account Application in the case of an initial investment, to the Distributor or to Granum Value Fund, c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Subsequent investments should be accompanied with an investment slip (which will be enclosed with confirmations and statements sent to investors and which will also be available upon request from the Distributor or the Administrator), and your Fund account number should be written on the check. Third party checks will not be accepted.



     All checks are accepted subject to collection. In the event that an investor's check does not clear, the Fund will hold the investor liable for the full amount of any decrease in the value of the shares that have been issued and for any collection costs incurred by the Fund. Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to 15 days from the Transfer Agent's receipt of the check. This delay can be avoided if shares are purchased by wire and will also not apply if there are sufficient other shares in the account from which to satisfy the requested redemption. In addition, Firstar Trust Company will charge a $20 fee for any returned check.


     PURCHASE BY WIRE


     Shares can be purchased by federal funds wire by existing investors and prospective investors whose applications have been accepted by the Fund. To send a wire payment, you should have your bank transmit federal funds to:
Firstar Bank Milwaukee, N.A., 777 East

Wisconsin Avenue, Milwaukee, WI 53202, ABA # 075000022, Credit: Firstar Trust Company, Acct# 112952137, Attn.: Granum Value Fund, Account Name (Name of Investor). In the case of an initial investment, you should obtain an account number by calling 1-888-5-GRANUM (547-2686) before wiring funds. A completed Account Application, including your account number, should be submitted promptly after wiring federal funds for an initial investment.


     For further information regarding the procedures to be used in purchasing shares, you may contact the Distributor or your securities dealer, or call 1-888-5-GRANUM (547-2686).

     PLEASE BE SURE TO SUBMIT A COMPLETED ACCOUNT APPLICATION WITH ALL INITIAL PURCHASES. AN ACCOUNT APPLICATION MUST BE ON FILE WITH THE TRANSFER AGENT IN ORDER TO REDEEM SHARES.

     SHARE PRICE

     The Fund's net asset value per share is determined once daily as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined by the Investment Adviser in accordance with procedures adopted by the Fund's Board of Trustees.

                              HOW TO REDEEM SHARES

     Shares of the Fund may be redeemed at any time at their current net asset value per share next computed after receipt of a redemption request in proper form. See "HOW TO BUY SHARES - Share Price." No charges are imposed in connection with redemptions of shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, but may be delayed for more than seven days as provided by SEC rules. However, if you purchase shares by check and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check has cleared, which may take up to 15 days. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Shares may not be redeemed unless you have submitted a completed Account Application which is on file with the Transfer Agent.

     The Fund reserves the right to redeem at its option, upon not less than 45 days' written notice, the account of any shareholder that, as a result of a redemption of shares, has a value of less than $5,000 as the result of one or more redemptions if the shareholder does not purchase additional shares to increase the account value to at least $5,000 during the notice period.

     Shares of the Fund may be redeemed by using one of the procedures described below. For further information regarding redemption procedures, you may contact the Distributor or your securities dealer, or call 1-888-5-GRANUM (547-2686).

     WRITTEN REDEMPTION REQUESTS

     You may redeem shares by written request mailed to: Granum Value Fund, c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. A written request must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed for redemptions over $50,000. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call 1-888-5-GRANUM (547-2686).

     The proceeds of the redemption of shares redeemed by written request will normally be paid by check made payable to the shareholders of record. However, you may request that redemption proceeds of $1,000 or more be wired to any member bank of the Federal Reserve System if you have previously on your Account Application, or on a Shareholder Services Form filed with the Transfer Agent, designated an account at such bank to which redemption proceeds may be wired.

     TELEPHONE REDEMPTION REQUESTS

     You may redeem shares by telephone request if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you have selected this option, you may place a redemption request by calling 1-888-5-GRANUM (547-2686). The proceeds of telephone redemptions in the amount of $1,000 or more will be wired to your account at any member bank of the Federal Reserve System if you have previously designated an account at such a bank to which redemption proceeds may be wired. Otherwise redemption proceeds will be paid by check made payable to the shareholders of record.

     During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using a written redemption request sent by overnight service to: Granum Value Fund, c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Using this procedure may result in your redemption request being processed at a later time that it would have been if the telephone redemption procedure had been used. During the delay, the Fund's net asset value may fluctuate.

     By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to
                                     - 27 -
confirm that telephone redemption instructions are genuine, and neither the Fund nor the Transfer Agent will be liable for any losses due to unauthorized or fraudulent instructions if such procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of such requests within a specified period.

                               DISTRIBUTION PLAN

     Under a distribution plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Fund makes payments to the Distributor in consideration of the services it provides in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributor and securities dealers to shareholders of the Fund ("Shareholder Services"). Shareholder Services provided by the Distributor and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.


     As compensation for Distribution Services, the Fund makes monthly payments to the Distributor which are computed at the annual rate of 0.50% of the Fund's average net assets. From such compensation, the Distributor makes payments to
securities dealers that have sold shares of the Fund to their customers.   As
compensation for Shareholder Services, the Fund makes monthly payments to the Distributor which are computed at the annual rate of 0.25% of the Fund's average net assets. All payments to securities dealers by the Distributor are made in arrears commencing six months after the commencement of the Fund's operations and thereafter on a quarterly basis.


                          FUND PERFORMANCE INFORMATION

     Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of the Fund's investment performance. In such materials, the Fund's performance may be calculated on the basis of average annual total return or total return.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, depending upon the length of time during which the Fund has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the S&P 500 Index, the Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.

                              GENERAL INFORMATION

     DESCRIPTION OF SHARES

     The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996, and is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. As of the date of this Prospectus, the Trust has established one series of its shares, representing interests in the Fund. The Board of Trustees has the power to establish additional series of shares representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

     Shareholders of the Fund are entitled to vote on the election of Trustees and the ratification of the Trust's independent accountants when those matters are voted upon at a meeting of shareholders and on certain other matters. Each share (and fractional share) is entitled to that number of votes which equals the net asset value of such share (or fraction thereof). Shares of the Fund have non-cumulative voting rights, which means that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

     Under Delaware law, a shareholder of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust and the Fund, but only to the extent of the shareholder's investment. The Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust or the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of this disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. In view of the foregoing, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should therefore be considered remote.

     Annual meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held on the removal of a trustee or trustees of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

     CONTROL PERSONS

     As of the date of this Prospectus, the Investment Adviser was the sole shareholder of the Fund. So long as such ownership of shares continues to exceed 25% of the outstanding shares of the Fund, the Investment Adviser and Messrs. Eisenberg and Harrison, as the controlling persons of the Investment Adviser, will be deemed to control the Fund by virtue of such ownership.

     TRANSFER AGENT

     The Transfer Agent, Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the Fund's transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the Transfer Agent with their questions regarding transactions in shares of the Fund and their account balances.

     CUSTODIAN

     Firstar Trust Company also serves as custodian for the Fund, and in that capacity maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund's investments in securities depositories and to subcustodians approved by the Fund.

     ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended and the
                                     - 30 -

1940 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

      SHAREHOLDER REPORTS


      The Fund sends shareholsder annual and semi-annual reports without charge. These reports include further information regarding the Fund's investment performance. The financial statements of the Fund appearing in the Fund's annual reports will be audited by Coopers & Lybrand L.L.P., the Fund's independent public accountants.


      SHAREHOLDER INQUIRIES

      For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, a shareholder may contact their securities dealer or may call the Transfer Agent toll free at 1-888-5-GRANUM (547-2686).

                               INVESTMENT ADVISER

                       Granum Capital Management, L.L.C.
                              126 East 56th Street
                               Twenty-fifth Floor
                           New York, New York  10022


                                  DISTRIBUTOR

                             Mercer Allied Company
                                One Wall Street
                            Albany, New York  12205


                  ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

                             Firstar Trust Company
                            615 East Michigan Street
                                   3rd Floor
                          Milwaukee, Wisconsin  53202


                         INDEPENDENT PUBLIC ACCOUNTANTS

                           Coopers & Lybrand  L.L.P
                        The 411 East Wisconsin Building
                          Milwaukee, Wisconsin  53202


                                 LEGAL COUNSEL

                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022





______________________________________________________________________________


NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN APPROVED SALES LITERATURE IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTORS TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                               TABLE OF CONTENTS


                                                                            PAGE

PROSPECTUS SUMMARY                                                            2
SUMMARY OF EXPENSES                                                           6
INVESTMENT OBJECTIVE AND POLICIES                                             7
INVESTMENT INSTRUMENTS AND PRACTICES                                          9
DERIVATIVE INVESTMENTS                                                       14
RISK CONSIDERATIONS                                                          17
COMPARATIVE PERFORMANCE INFORMATION                                          18
MANAGEMENT OF THE FUND                                                       20
FUND EXPENSES                                                                22
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           23
HOW TO BUY SHARES                                                            24
HOW TO REDEEM SHARES                                                         26
DISTRIBUTION PLAN                                                            28
FUND PERFORMANCE INFORMATION                                                 28
GENERAL INFORMATION                                                          29

GRANUM VALUE FUND
126 EAST 56TH STREET
TWENTY-FIFTH FLOOR
NEW YORK, NEW YORK 10022



                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                       DATED _____________, 1997



     Granum Value Fund (the "Fund") is a series of Granum Series Trust (the "Trust"), a non-diversified, open-end management investment company (or mutual fund). The investment objective of the Fund is to seek capital appreciation. The Fund pursues this objective by investing its assets principally in equity securities, including common and preferred stocks and other securities, such as warrants and stock options, having equity characteristics. In managing the Fund's portfolio, the investment adviser of the Fund attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities when such securities, in the judgment of the investment adviser, provide attractive opportunities for capital appreciation. As part of its investment program, the Fund may use certain derivative investments which involve certain risks. The Fund's investment policies and practices involve certain risks and there can be no assurance that the Fund will achieve its investment objective.


     Granum Capital Management, L.L.C. serves as the Fund's investment adviser (the "Investment Adviser"). Firstar Trust Company (the "Administrator") provides administrative services to the Fund.

     Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company (the "Distributor") and by selected securities dealers. The minimum initial investment in the Fund is $5,000. Subsequent investments may be made in any amount of $1,000 or more.
                        _______________________________

     Information about the Fund is set forth in a separate Prospectus for the Fund, dated ______________, 1997, which provides the basic information you should know before investing. To obtain a copy of the Fund's Prospectus, please write to Granum Value Fund, c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or call 1-888-5-GRANUM (547-2686).
This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and should be read in conjunction with the Fund's Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT POLICIES AND PRACTICES                                             3
DERIVATIVE INVESTMENTS                                                        8
INVESTMENT RESTRICTIONS                                                      10
TRUSTEES AND OFFICERS                                                        12
INVESTMENT ADVISORY AGREEMENT                                                16
DISTRIBUTOR                                                                  17
DISTRIBUTION PLAN                                                            18
HOW TO REDEEM SHARES                                                         20
DETERMINATION OF NET ASSET VALUE                                             20
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           22
PORTFOLIO TRANSACTIONS AND BROKERAGE                                         24
PERFORMANCE INFORMATION                                                      26
GENERAL INFORMATION                                                          27
APPENDIX A                                                                   35

                       INVESTMENT POLICIES AND PRACTICES

     The sections below describe, in greater detail than in the Fund's Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage. The use of options by the Fund are discussed under "DERIVATIVE INVESTMENTS." The general investment policies of the Fund are described in the Prospectus.

TYPES OF EQUITY SECURITIES

     The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "-Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES

     Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value.

Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

SPECIAL CORPORATE SITUATION INVESTMENTS

     The Fund may invest a significant portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflect a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur:
(1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "regulated investment company" specified by the Internal Revenue Code of 1986, as amended (the "Code"). See "DIVIDENDS, DISTRIBUTIONS AND TAXES." The Investment Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments. The Investment Adviser will closely monitor the effect of such investments on the tax qualification tests of the Code.

TYPES OF FIXED INCOME SECURITIES


     Generally. The types of fixed income securities in which the Fund may invest, and certain of their attendant risks, are described in the Prospectus. Under certain circumstances, these investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.


     Zero Coupon Securities. Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     Variable and Floating Rate Securities. Fixed income securities purchased by the Fund may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.


     Non-Investment Grade Debt Securities. As discussed in the Prospectus, the Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.


     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns.
It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will review the credit and other characteristics pertinent to such new issues.

FORWARD CONTRACTS

     As discussed in the Prospectus, the Fund is authorized to enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

REPURCHASE AGREEMENTS

     As discussed in the Prospectus, the Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements.

     Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust follows procedures designed to minimize such risks. These procedures include a requirement that the Investment Adviser effect repurchase transactions only with large, well capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Board of Trustees. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Trust's custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

LENDING PORTFOLIO SECURITIES

     As discussed in the Prospectus, the Fund may lend its portfolio securities to brokers, dealers and financial institutions. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Trust on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Board of Trustees to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

                             DERIVATIVE INVESTMENTS

     As discussed in the Prospectus, the Fund may use certain derivative instruments in connection with its investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). The specific Derivatives transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the risk of Derivatives generally and use of options on securities indices.

DERIVATIVES - GENERALLY

     The Fund may invest in Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Investment Adviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

RISKS OF OPTIONS ON SECURITIES INDICES

     As discussed in the Prospectus, the purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Investment Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.


LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES



     The Fund may invest up to 10% of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. The Fund may write (i.e., sell) covered call and put options on securities and securities indices to the extent of 10% of the value of its total assets at the time such options are written.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies which cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

      Under its fundamental policies, the Fund may not:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

      2. Purchase or sell commodities, except that the Fund may purchase and sell foreign currency and options on foreign currency and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.

      3. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

      4. Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund's total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short against-the-box, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Trustees.

      5. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

      6. Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33-1/3% of the value of the Fund's total assets.

     The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees. Under these restrictions, the Fund may not:

      1. Make short sales of securities (other than short sales against-the-box) or purchase securities on margin, but the Fund may make margin deposits in connection with its permitted investment activities.

      2. Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

      3. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.


      4. Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.


      5. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

                             TRUSTEES AND OFFICERS

     The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

     Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.





                                                                PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS           POSITION(S) WITH TRUST          DURING LAST FIVE YEARS
---------------------           ----------------------          ----------------------
John Breyo (50)*                Trustee                         President of The Ayco
One Wall Street                                                 Company, L.P., December 1994
Albany, New York 12205-                                         to present; President of Ayco
3894                                                            Corporation previously.

Lewis M. Eisenberg (54)*        Co-Chairman of the              Co-Chairman of private investment
126 East 56th Street            Board of Trustees               adviser; Managing Member of Granum
25th Floor                                                      Capital Management, L.L.C. since
New York, New York 10022                                        January 27, 1997.

Walter F. Harrison, III (53)*   Co-Chairman of the              Co-Chairman of private investment
126 East 56th Street            Board of Trustees               adviser; Managing Member of Granum
25th Floor                                                      Capital Management, L.L.C. since
New York, New York 10022                                        January 27, 1997.

Herbert W. McCord (54)          Trustee                         President and Chief Executive
125 Half Mile Road                                              Officer of Granum Communications
Suite 200                                                       Corporation, October 1996 until
Red Bank, New Jersey 07701                                      present; President and Chief
                                                                Executive Officer of Granum
                                                                Communications, Inc. and Granum
                                                                Holdings, L.P., May 1990 to June 1996.


                                                                PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS           POSITION(S) WITH TRUST          DURING LAST FIVE YEARS
---------------------           ----------------------          ----------------------
Burnell R. Roberts (70)         Trustee                         Chairman of Sweetheart
Rettering Tower                                                 Holding Inc. and Sweetheart
Suite 2340                                                      Cup Company, Inc.
Dayton, Ohio 45423                                              September 1993 to present:
                                                                Director of Mead
                                                                Corporation. October 1981 to
                                                                May 1993; Chairman of
                                                                Board of Directors and Chief
                                                                Executive Officer of Mead
                                                                Corporation, April 1982 to
                                                                May 1992.

Allen Sinai (57)                Trustee                         Chief Global Economist,
260 Franklin Street                                             President and Chief Executive
15th Floor                                                      Officer of Primark Decision
Boston, Massachusetts 02110                                     Economics, Inc.

Richard A. Zimmer (52)          Trustee                         Partner with Dechert, Price &
199 Nassau Street                                               Rhoads, February 1997 until
Princeton, New Jersey 08540                                     present; Member of Congress,
                                                                from the 12th District of New
                                                                Jersey, 1991 to 1997.

Peter Heerwagen (50)            Vice President                  Senior Vice President and
One Wall Street                                                 Chief Investment Officer of
Albany, New York 12205-                                         The Ayco Company, L.P.,
3894                                                            December 1994 to present;
                                                                Senior, Vice President and
                                                                Chief Investment Officer of
                                                                Ayco Corporation previously.

Eugene Mercy, Jr. (60)          Vice President                  Principal of private
126 East 56th Street                                            investment adviser.
25th Floor
New York, New York 10022

Paul A. Matten (34)             Vice President                  Vice president of private
126 East 56th Street                                            investment adviser since
25th Floor                                                      January 1996; Vice President
New York, New York 10022                                        of Granum Capital
                                                                Management, L.L.C. since
                                                                January 27, 1996.  Received

                                                                PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS           POSITION(S) WITH TRUST          DURING LAST FIVE YEARS
---------------------           ----------------------          ----------------------
                                                                M.A. from Harvard
                                                                University in 1995; Financial
                                                                analyst with private
                                                                investment adviser from
                                                                1992 to 1995; Received
                                                                M.B.A. and J.D. from
                                                                Harvard University in 1991

Jonas B. Siegel (53)            Vice President, Treasurer       Managing Director and Chief
126 East 56th Street            and Chief Financial             Administrative Officer of
25th Floor                      Officer                         private investment adviser,
New York, New York 10022                                        January 1994 to present;
                                                                Managing Director of
                                                                Granum Capital
                                                                Management, L.L.C. since
                                                                January 27, 1996. Vice
                                                                President of Goldman, Sachs
                                                                & Co. from 1982 to 1993.

Peter R. Martin (39)            Vice President and              General Counsel of The Ayco
One Wall Street                 Secretary                       Company, L.P., December
Albany, New York 12205                                          1994 to present, General
3894                                                            Counsel of Ayco Corporation
                                                                previously.



* Messrs. Breyo, Eisenberg and Harrison are Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust by virtue of their affiliations with the Investment Adviser or a Distributor.

        Trustees who are not officers or employees of the Investment Adviser, a Distributor or their affiliated companies, are each paid an annual retainer of $6,000 and receive an attendance fee of $1,000 for each meeting of the Board of Trustees they attend. Officers of the Trust, all of whom are members, officers or employees of the Investment Adviser, the Distributor, the Administrator, or their affiliates, receive no compensation from the Trust.

        Trustee compensation from the Trust for the current fiscal year is estimated as follows:

                              COMPENSATION TABLE
                              ------------------




                                                PENSION OR
                          AGGREGATE         RETIREMENT BENEFITS        ESTIMATED        TOTAL COMPENSATION
  NAME OF PERSON,        COMPENSATION        ACCRUED AS PART OF        BENEFITS           FROM TRUST PAID
     POSITION             FROM FUND            FUND EXPENSES        UPON RETIREMENT        TO TRUSTEES
-------------------   -------------------   -------------------   -------------------   -------------------

John Breyo,                    $0                  $0                    $0                       $0
Trustee

Lewis M. Eisenberg,            $0                  $0                    $0                       $0
Co-Chairman of the
Board of Trustees

Walter Harrison,               $0                  $0                    $0                       $0
Co-Chairman of the
Board of Trustees

Herbert W. McCord,        $10,000                  $0                    $0                  $10,000
Trustee

Burnell R. Roberts,       $10,000                  $0                    $0                  $10,000
Trustee

Allen Sinai,              $10,000                  $0                    $0                  $10,000
Trustee

Richard A. Zimmer,        $10,000                  $0                    $0                  $10,000
Trustee


                         INVESTMENT ADVISORY AGREEMENT


     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "MANAGEMENT OF THE FUND - Investment Adviser."

     The Investment Adviser is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth floor, New York, New York 10022. It is controlled by its managing members, Messrs. Eisenberg and Harrison.


     The Investment Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated March 13, 1997 with the Trust. The Advisory Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust at a meeting held on March 13, 1997, and was approved on March 13, 1997 by the vote of the sole shareholder of the Trust on such date. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Investment Adviser. The Advisory Agreement has an initial term expiring on February 28, 1999, and may be continued in effect from year to year thereafter subject to the approval thereof by (i) the Trust's Board or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder).


     The Investment Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Trust's Board. The Investment Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund's portfolio. The Investment Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Investment Adviser pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides.


     In consideration of the services provided by the Investment Adviser, the Fund pays the Investment Adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"), which rate is adjusted monthly, as described below

(the "Monthly Performance Adjustment"), depending on the investment performance of the Fund relative to the investment performance of the Standard
& Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The Basic Fee as so adjusted is the "Total Advisory Fee."



     The Total Advisory Fee applicable each calendar month is determined by: (1) adding (a) 1/12th of the Basic Fee plus (b) 1/12th of the Monthly Performance Adjustment (as specified below); (2) multiplying the result thereof by the net assets of the Fund; and (3) dividing the amount so determined by the number of days in the month. The Monthly Performance Adjustment for each month is a percentage rate determined by: (a) subtracting from the cumulative percentage performance of the Fund (net of all expenses, including the fees payable pursuant to this Agreement) over the 12 calendar months preceding, the percentage change in the S&P 500 Index over the same period (including the value of dividends paid during the measurement period on stocks included in the S&P 500 Index); and (b) multiplying the result by 0.15; provided, however, that the maximum Monthly Performance Adjustment will not exceed +.75% or -.75%. Until such time as the Fund has completed 12 full calendar months of operations, the performance of the Fund and the S&P 500 Index will be measured from the date of commencement of the Fund's operations. The Monthly Performance Adjustment will become applicable only after the Fund has completed three full calendar months of operations.


     The Basic Fee, and the Total Advisory Fee that may be payable by the Fund as a result of the Monthly Performance Adjustment, are each higher than the fees paid by most other mutual funds with investment objectives similar to the investment objective of the Fund.

                                  DISTRIBUTOR


     Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company, which is the Distributor, and by selected securities dealers. The Distributor provides these services to the Fund pursuant to a Distribution Agreement, dated as of March 13, 1997, with the Trust (the "Distribution Agreement"). The Distribution Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributor, at a meeting held on March 13, 1997, and was also approved on March 13, 1997 by the vote of the sole shareholder of the Trust. The Distribution Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Distributor. The Distribution Agreement has an initial term expiring on March 13, 1999, and may be continued in effect from year-to-year thereafter, subject to the approval by (i) the Trust's Board or (ii) vote of the holders of a majority of the Fund's outstanding shares, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributor, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder).


     Under the terms of the Distribution Agreement, the Distributor bears all of the costs associated with distribution of the shares of the Fund, including the incremental cost of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. However, pursuant to a distribution plan adopted by the Trust, the Fund makes certain payments to the Distributor for services it provides. See "DISTRIBUTION PLAN." In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


     The Distributor is a Delaware limited partnership that is wholly owned by The Ayco Company, L.P. and the principals of that firm. The Distributor's address is One Wall Street, Albany, New York 12205.


     The Board of Trustees has also approved a distribution agreement with Granum Securities, L.L.C. ("Granum Securities"), a newly formed affiliate of the Investment Adviser. This agreement will become effective at such time as Granum Securities becomes a member of the National Association of Securities Dealers, Inc., and has obtained such other licenses and approvals as necessary to engage in business as a broker-dealer. When the agreement becomes effective, Granum Securities and the Distributor will be co-distributors of shares of the Fund. The terms of the distribution Agreement with Granum Securities is in all material respects the same as the Distribution Agreement with the Distributor.


                               DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "DISTRIBUTION PLAN."


     The Trust has adopted a plan of distribution on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"), on March 13, 1997. The Distribution Plan provides that it will continue in effect for a period of one year from the date of its execution, and may be continued in effect from year to year thereafter, provided that each such continuance is approved annually by a vote of both a majority of the Trustees and a majority of the Qualified Trustees. The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of those

Trustees, who are not "interested persons" (as defined by the 1940 Act) of the Distributor, then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the Fund (as defined by the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     Under the Distribution Plan, the Fund compensates the Distributor for the services it provides in connection with the sale of the Fund's shares to investors ("Distribution Services") and for furnishing or arranging for securities dealers to provide account related services to shareholders
("Shareholder Services").   Shareholder Services provided by the Distributor
and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.


     In consideration of the services provided by the Distributor, the Trust has agreed on behalf of the Fund to pay a monthly fee to the Distributor for Distribution Services and a monthly fee to the Distributor for Shareholder Services, which fees are computed at the annual rates of 0.50% of the average net assets of the Fund, and 0.25% of the average net assets of the Fund, respectively, attributable to shares held by persons who have purchased shares through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. Granum Securities will provide similar services when it becomes a distributor of shares of the Fund and will be paid compensation under the Distribution Plan which is computed on the same basis as payments made to the Distributor.





     Since payments made pursuant to the Distribution Plan are not directly tied to actual expenses, the amount of payments by the Fund during any year may be more or less than actual expenses incurred by the Distributor pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements under which payments by a fund are directly linked to reimburse specific expenses). However, the Fund is not liable for any distribution related expenses incurred by the Distributor in excess of the amounts paid pursuant the Distribution Plan.

     The Fund estimates that for its first full calendar year of operations, $125,000 in Distribution Fees and $62,500 in Shareholder Services Fees will be paid or accrued to the Distributor, assuming net assets of the Fund of $25 million (which cannot be assured).

                              HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "HOW TO REDEEM SHARES."

WIRE REDEMPTION PRIVILEGE

     By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Distribution Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank may be necessary to avoid a delay in crediting the Fund to the investor's bank account.

     To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under "HOW TO REDEEM SHARES - Written Redemption Requests."

SUSPENSION OF REDEMPTIONS

     The right of redemption may be suspended or the date of payment postponed
(a) during any period when the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission such that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                        DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "HOW TO BUY SHARES" and "HOW TO REDEEM SHARES."


     Net asset value is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time), except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year's Day; Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day;

Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.


     Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. In computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price or, if no sales are reported, at the bid price as of the close of the exchange. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. A pricing service may be utilized to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.



     The values of securities held by the Fund and other assets used in computing net asset value are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sales price or, if no sales are reported, at the bid price as of the close of the exchange. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board of Trustees. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates determined at the time of the close of the London Stock Exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES." In addition, the following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus are not intended as substitutes for careful tax planning.



     It is the policy of the Trust each fiscal year to distribute substantially all of the Fund's net investment income and net realized capital gains, if any, to its shareholders. The Fund intends to qualify as a regulated investment company under the provisions of the Code. If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributed to its shareholders. To qualify for such tax treatment, the Fund must generally, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities) and gains from the sale or other disposition of stock or securities and certain related income; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or options or futures thereon and certain other investments held less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the ability of the Fund to engage in certain transactions involving options.



     Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions paid to or reinvested by the shareholder for the preceding taxable year. In addition, dividend and long-term capital gains distributions may also be subject to state and local taxes. Each shareholder is advised to consult its own tax adviser concerning the tax effects of share ownership.


     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders (the "dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However,
Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the net asset value of the shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be at least a partial return of capital but nonetheless taxable at capital gains rates. Therefore, an investor should consider the tax consequences of purchasing shares immediately prior to a distribution record date.

     Dividends and interest received by the Fund on foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Distributions by the Fund of net investment income and the excess of net short-term capital gains over net long-term capital loss are taxable to shareholders of the Fund as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. Distributions of net long-term gains, if any, are taxable as long-term capital gains regardless of how long the investor has held the shares and regardless of whether the distribution is received in additional shares or in cash.


     Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.



     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.



     Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of

"straddles" is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.



     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as"mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.


     Under present Delaware law, the Trust is not subject to any state income taxation during any fiscal year in which the Fund qualifies as a regulated investment company. However, the Trust might be subject to Delaware income taxes for any taxable year in which the Fund did not so qualify. Further, the Trust may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from federal tax treatment.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Affiliates of the Investment Adviser currently serve as investment adviser to a number of clients, including private investment companies, and the Investment Adviser may in the

"straddles" is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.



     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as"mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.


     Under present Delaware law, the Trust is not subject to any state income taxation during any fiscal year in which the Fund qualifies as a regulated investment company. However, the Trust might be subject to Delaware income taxes for any taxable year in which the Fund did not so qualify. Further, the Trust may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from federal tax treatment.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Affiliates of the Investment Adviser currently serve as investment adviser to a number of clients, including private investment companies, and the Investment Adviser may in the future act as investment adviser to other registered investment companies. It is the practice of the Investment Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Investment Adviser or its affiliates in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

     The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Investment Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

     Portfolio transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                            PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "FUND PERFORMANCE INFORMATION."

GENERALLY

     As discussed in the Prospectus, from time to time the Trust may disseminate quotations of total return and other performance related and comparative information.

     From time to time, the performance of the Fund or of individual accounts or mutual funds managed by the Investment Adviser may be compared to the performance of other mutual funds following similar objectives, to a database including the performance of individually managed portfolios maintained by the Investment Adviser or to recognized market indices. Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the S&P 500 Index, the Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, the Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper Analytical Services, Inc.

     In advertising materials, the Trust may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and the Investment Adviser's services and products. The Investment Adviser may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by the Investment Adviser.

     The Trust may quote various measures of the volatility and benchmark correlation of the Fund in advertising. In addition, the Trust may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.




TOTAL RETURN

     The Fund's quotations of total return will reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                                P (1 + T)(n) = ERV

     "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of the Investment Adviser's agreement to absorb certain expenses as discussed in the Prospectus. Quotations of total return will be for a one year, five year and ten year periods ended on the date of the most recent balance sheet included in the Trust's registration statement at such times as the registration statement has been in effect for such periods. Until such time as the registration has been effective for the one year, five year and ten year periods, the Fund's quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or commencement of operations, whichever is later. The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

NET ASSET VALUE

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return.

                              GENERAL INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "GENERAL INFORMATION."

DESCRIPTION OF SHARES

     Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares.

     Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund, without any priority or preference over other shares. All consideration received for the sales of shares of the Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to the Fund. As such, the interest of shareholders in the Fund will be separate and distinct from the interest of shareholders of any other series of the Trust that may be created in the future, and shares of the Fund will be entitled to dividends and distributions only out of the net income and gains, if any, of the Fund as declared by the Board of Trustees. The assets of the Fund will be segregated on the Trust's books from the assets of any other series and will be charged with the expenses and liabilities of the Fund and with a share of the general expenses and liabilities of the Trust not attributable to the Fund or any other series. The Board of Trustees will determine those expenses and liabilities deemed to be general, and these items would be allocated among the Fund and any other series as deemed fair and equitable by the Board of Trustees in its sole discretion.

CONTROL PERSONS AND HOLDERS OF SECURITIES


     As of the date of this Statement of Additional Information, Messrs. Eisenberg and Harrison may be deemed to control the Trust and the Fund through the Investment Adviser's record and beneficial ownership of all outstanding shares of the Fund. These control relationships will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.


TRUSTEE AND OFFICER LIABILITY

     Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and certain agents of the Trust are entitled to indemnification under certain circumstance against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

INDEPENDENT PUBLIC ACCOUNTANTS


     Coopers & Lybrand L.L.P., The 411 East Wisconsin Building, Milwaukee, Wisconsin 53202, are the independent public accountants of the Trust. The independent public accountants are responsible for auditing the financial statements of the Fund. The selection of the independent public accountants is approved annually by the Board of Trustees.


CUSTODIAN

     Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as custodian of the Trust's assets and maintains custody of the Fund's cash and investments. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

ADMINISTRATOR

     The Trust has retained Firstar Trust Company, 615 East Michigan Street,
3rd Floor, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator a monthly fee for administrative services which is calculated at the following annual rates:
0.06% of the first $240 million of the Fund's average net assets (subject to a minimum annual fee of $30,000); 0.05% of the next $300 million of the Fund's average net assets; and 0.03% of the remaining value of the Fund's average net assets. The Trust reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Trust Company a fee for accounting services of $22,000 on the first $40 million of assets, and 0.01% annually on the next $200 million of such assets; and 0.005% of any remaining assets, determined as of the end of the month; plus certain expenses.


LEGAL COUNSEL

     Schulte Roth & Zabel LLP, New York, New York, serves as counsel to the
Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Securities and Exchange Commission.

FINANCIAL STATEMENTS


     The financial statements of the Fund as of March 14, 1997 included in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent public accountants, as indicated in their report with respect thereto. The financial statements are included herein in reliance upon the authority of said firm as experts in accounting and auditing and giving said report.

             REPORT ON AUDIT OF STATEMENT OF ASSETS AND LIABILITIES
                              AS OF MARCH 14, 1997

To the Board of Trustees and Shareholder
Granum Series Trust -
Granum Value Fund

We have audited the accompanying statement of assets and liabilities of Granum Series Trust - Granum Value Fund as of March 14, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Granum Series Trust - Granum Value Fund as of March 14, 1997, in conformity with generally accepted accounting principles.





/s/ COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
March 17, 1997

GRANUM SERIES TRUST
GRANUM VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 14, 1997





ASSETS
Cash                                                                    $100,000
Unamortized organizational costs                                          89,278
Prepaid initial registration expenses                                     29,350
                                                                        --------
                 Total assets                                            218,628
                                                                        --------
LIABILITIES


Payable to Investment Adviser                                            118,628
                                                                        --------
                 Total liabilities                                       118,628
                                                                        --------
Net assets                                                              $100,000
                                                                        ========

Net assets consist of:

    Paid-in capital, unlimited number of shares of beneficial interest authorized; $0.001 par value; 5,000 shares of beneficial interest
    outstanding                                                         $100,000
                                                                        ========

Net asset value, offering and redemption price per share
        (net assets/shares of beneficial interest outstanding)          $  20.00
                                                                        ========




The accompanying notes to the financial statement are an integral part of this statement.

1.   ORGANIZATION

     Granum Series Trust (the "Trust") was organized as a Delaware business trust on December 19, 1996, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, as an open-end, non-diversified management investment company. Granum Value Fund (the "Fund") comprises the sole series of the Trust at this time. The investment objective of the Fund is to seek capital appreciation. The Trust has had no operations other than those relating to organizational matters and the sale of 5,000 shares of beneficial interest of the Fund to its initial shareholder, Granum Capital Management, L.L.C. (the "Investment Adviser") ("initial shares") for cash in the amount of $100,000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     A. ORGANIZATION COSTS: Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Investment Adviser and will be reimbursed by the Fund over a period not to exceed sixty months. The proceeds of any redemption of the initial shares by the initial shareholder will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

     B. FEDERAL INCOME TAXES: The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

     C. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISER

     Under the terms of an Investment Advisory Agreement between the Trust and the Investment Adviser, the Fund pays to the Investment Adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"), which rate is adjusted monthly, as described below (the "Monthly Performance Adjustment"), depending on the investment performance of the Fund relative to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The Basic Fee as so adjusted is the "Total Advisory Fee".

     The Total Advisory Fee applicable each calendar month is determined by:
     (1) adding (a) 1/12th of the Basic Fee plus (b) 1/12th of the Monthly Performance Adjustment (as specified below); (2) multiplying the result thereof by the net assets of the Fund; and (3) dividing the amount so determined by the number of days in the month. The Monthly Performance Adjustment for each month is a percentage rate determined by: (a) subtracting from the cumulative percentage performance of the Fund (net of all expenses, including the Investment Adviser's fees) over the 12 calendar months preceding, the percentage change in the S&P 500 Index over the same period (including the value of dividends paid during the measurement period on stocks included in the S&P 500 Index); and (b) multiplying the result by 0.15; provided, however, that the maximum Monthly Performance Adjustment will not exceed +.75% or -.75%. Until such time as the Fund has completed 12 full calendar months of operations, the performance of the Fund and the S&P 500 Index will be measured from the date of commencement of the Fund's operations. The Monthly Performance Adjustment will become applicable only after the Fund has completed three full calendar months of operations.

     The Investment Adviser has voluntarily agreed to absorb all ordinary operating expenses of the Fund, other than the fee payable to the Investment Adviser and amounts payable by the Fund pursuant to the Distribution Plan during the first year of the Fund's operations or, if sooner, until such time as the daily total net assets of the Fund average $20 million or more for a period of 30 days.

4.   RULE 12B-1 PLAN

     Under a Plan of Distribution Pursuant to Rule 12b-1 and related agreements adopted and entered into by the Trust in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund makes payments to Mercer Allied Company (the "Distributor") in consideration of the services they provide in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributor and securities dealers to shareholders of the Fund ("Shareholder Services"). Shareholder Services provided by the Distributor and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

     The Fund pays monthly fees to the Distributor for Distribution Services and Shareholder Services, which fees are computed at the annual rates of 0.50% of the average net assets of the Fund and 0.25% of the average net assets of the Fund, respectively.

                                                                APPENDIX A

        Description of ratings used by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

S&P

Long-term Issue Credit Ratings

                                      AAA

        An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                       AA

        An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                       A

        An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                      BBB

        An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor meet its financial commitment on the obligation.

                                   ----------

        Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                   ----------

                                       BB

        An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                       B

        An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      CCC

        An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Moody's

Corporate Bond Ratings

                                      Aaa

        Bonds which are rated as "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

        Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       A

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

        Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

        Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

        Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

        Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                          PRE-EFFECTIVE AMENDMENT NO.1

                                  ON FORM N-1A

                              GRANUM SERIES TRUST

                           PART C - OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)     Financial Statements


          A statement of assets and liabilities for Granum Value Fund, the sole series of Granum Series Trust, as of March 14, 1997, and the report of the independent accountants of the Trust thereon are included in the Statement of Additional Information.


  (b)     Exhibits



     (1) (a) Certificate of Trust dated December 19, 1996. Incorporated by Reference to Registrant's Registration Statement, File Nos. 333-20473 and 811-08029, filed January 27, 1997.



          (b) Declaration of Trust dated December 19, 1996. Incorporated by Reference to Registrant's Registration Statement, File Nos. 333-20473 and 811-08029, filed January 27, 1997.



     (2) By-Laws. Incorporated by Reference to Registrant's Registration Statement, File Nos. 333-20473 and 811-08029, filed January 27, 1997.


     (3)  Not applicable.


     (4)  Not applicable.




     (5) Investment Advisory Agreement Between Granum Series Trust and Granum Capital Management, L.L.C.


     (6) (a) Distribution Agreement Between Granum Series Trust and Mercer Allied Company.

          (b) Distribution Agreement Between Granum Series Trust and Granum Securities, L.L.C.*


     (7)  Not applicable.


     (8) Custodian Agreement Between Firstar Trust Company and Granum Series Trust.


     (9)  Contracts Not Made in the Ordinary Course of Business.


          (a) Transfer Agent Agreement Between Firstar Trust Company and Granum Series Trust.

          (b) Fund Administration Servicing Agreement Between Firstar Trust Company and Granum Series Trust.

          (c) Fund Accounting Servicing Agreement Between Firstar Trust Company and Granum Series Trust.


    (10)  Opinion and Consent of Counsel.


    (11)  Consent of Independent Public Accountants.



    (12)  Not applicable.


    (13)  Letter of Investment Intent.


    (14)  Not applicable.



    (15)  Plan of Distribution Pursuant to Rule 12b-1 and Related Agreements.



    (16)  Schedule for Computation of Performance Quotations.**


    (17)  Financial Data Schedule.**


    (18)  Not applicable.


---------------

* This Agreement will not be executed nor shall it become effective until Granum Securities, L.L.C. has become a member of the National Association of Securities Dealers, Inc., and become duly licensed as a broker-dealer in states in which it proposes to offer shares.

** To be filed by post-effective amendment.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT






     Granite Capital International Group L.P., an investment adviser which is exempt from registration under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), Granum Securities, L.L.C., a newly formed entity which is in the process of registering as a broker-dealer, and Granum Capital Management, L.L.C., a newly formed entity which has registered under the Advisers Act as an investment adviser and is the investment adviser of Registrant (the "Investment Adviser"), are each companies which are controlled by Lewis M. Eisenberg and Walter F. Harrison, III, who jointly own all of the voting interests in these entities. Registrant may be deemed to be under common control with the foregoing companies because the Investment Adviser owns all of the outstanding voting shares of beneficial interest of Registrant.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


   Title of Class     Number of Record Holders
--------------------  ------------------------
Shares of Beneficial  One.
Interest in Granum
Value Fund


ITEM. 27. INDEMNIFICATION

     A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant's Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

     Pursuant to Article VII, Section 2 of the Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of Registrant, and each director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Form ADV of Granum Capital Management, L.L.C. as filed with the Securities and Exchange Commission on January 10, 1997, and is incorporated herein by this reference.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a) Mercer Allied Company, L.P., a limited partnership whose sole general partner is Breham, Inc., and Granum Securities, L.L.C. (collectively, the "Distributors") act as the principal underwriters of shares of Registrant. The Distributors do not serve as principal underwriters, depositors, or investment advisers of any other registered investment company.



     (b) Set forth below is information concerning each member, partner and officer of the Distributors. The principal business address of each such person is:



                                POSITIONS AND OFFICES                   POSITIONS AND OFFICES WITH
NAME                              WITH UNDERWRITER                              REGISTRANT
----                            ---------------------                   --------------------------

Breham, Inc.                       General Partner                                 None
One Wall Street
Albany, NY 12205-3894

The Ayco Company, L.P.             Limited Partner                                 None
One Wall Street

                                POSITIONS AND OFFICES                   POSITIONS AND OFFICES WITH
NAME                              WITH UNDERWRITER                              REGISTRANT
----                            ---------------------                   --------------------------
Albany, NY 12205-3894

John Brevo                            President                                   Trustee
One Wall Street
Albany, NY 12205-3894

Barry Hamerling                       President                                    None
One Wall Street
Albany, NY 12205-3894

F. William Joint                    Vice President                                 None
One Wall Street
Albany, NY 12205-3894

Margaret M. Kayes                   Vice President                                 None
One Wall Street
Albany, NY 12205-3894

John J. Collins                 Chief Financial Officer                            None
One Wall Street
Albany, NY 12205-3894

Peter R. Martin                  Chief Legal Officer                         Vice President and
One Wall Street                                                                  Secretary
Albany, NY 12205-3894

Lewis M. Eisenberg                     Member                              Co-Chairman and Trustee
126 East 56th Street,
25th Floor
New York, NY 10022

Walter F. Harrison, III                Member                              Co-Chairman and Trustee
126 East 56th Street,
25th Floor
New York, NY 10022

Jonas B. Siegel                       President                           Vice President, Treasurer
126 East 56th Street,                                                    and Chief Financial Officer
25th Floor
New York, NY 10022

                                POSITIONS AND OFFICES                   POSITIONS AND OFFICES WITH
NAME                              WITH UNDERWRITER                              REGISTRANT
----                            ---------------------                   --------------------------
Lloyd Moskowitz                 Chief Financial Officer                            None
126 East 56th Street,
25th Floor
New York, NY 10022



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All financial and accounting related books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202. All other books and records required to be maintained by Section 31(a) and the rules thereunder are maintained at 126 East 56th Street, New York, NY 10022.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth in Parts A and B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant undertakes to file a post-effective amendment, containing financial statements which need not be certified, within four to six months from the effective date of this Registration Statement under the 1933 Act.


     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                         PRE-EFFECTIVE AMENDMENT NO. 1
                                  ON FORM N-1A
                              GRANUM SERIES TRUST

                               INDEX TO EXHIBITS


Exhibit No.      Description

(5) Investment Advisory Agreement Between Granum Series Trust and Granum Capital Management L.L.C.

(6)              (a) Distribution Agreement Between Granum Series Trust and
                     Mercer Allied Company.

(7)              (b) Distribution Agreement Between Granum Series Trust and
                     Granum Securities, L.L.C.

(8)              Custodian Agreement Between Firstar Trust Company and
                 Granum Series Trust.

(9)              Contracts Not Made in the Ordinary Course of Business.

                 (a) Transfer Agent Agreement Between Firstar Trust Company and Granum Series Trust.

                 (b)  Fund Administration Servicing Agreement Between Firstar
                      Trust Company and Granum Series Trust.

                 (c)  Fund Accounting Servicing Agreement Between Firstar
                      Trust Company and Granum Series Trust.

(10)             Opinion and Consent of Counsel.

(11)             Consent of Independent Public Accountants.

(13)             Letter of Investment Intent.

(15)             Plan of Distribution Pursuant to Rule 12b-1 and Related
                 Agreements.

(16)             Schedule of Computation of Performance Quotations.**

(17)             Financial Data Schedule**




** To be filed by post-effective amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 2nd day of April, 1997.



                                                 Granum Series Trust

                                    By:      /s/ Lewis M. Eisenberg
                                        ---------------------------------
                                                 Lewis M. Eisenberg
                                                    Co-Chairman



     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement of Granum Series Trust has been signed below by the following persons in the capacities and on the date indicated.



/s/  Lewis M. Eisenberg                  Co-Chairman and Trustee        April 2, 1997
---------------------------------
     Lewis M. Eisenberg

/s/  Walter F. Harrison, III             Co-Chairman and Trust          April 2, 1997
---------------------------------
     Walter F. Harrison, III

/s/  John J. Breyo                       Trustee                        April 2, 1997
---------------------------------
     John J. Breyo

/s/  Herbert W. McCord                   Trustee                        April 2, 1997
---------------------------------
     Herbert W. McCord

/s/  Burnell R. Roberts                  Trustee                        April 2, 1997
----------------------------------
     Burnell R. Roberts

/s/  Alan Sinai                          Trustee                        April 2, 1997
----------------------------------
     Alan Sinai

/s/  Richard A. Zimmer                   Trustee                        April 2, 1997
----------------------------------
     Richard A. Zimmer

/s/  Jonas B. Siegel                     Vice President, Treasurer      April 2, 1997
----------------------------------       and Chief Financial
     Jonas B. Siegel                     Officer